Exhibit 99.1

IWT TESORO CORPORATION AND INTERNATIONAL WHOLESALE TILE,
INC. FILE FOR CHAPTER 11 REORGANIZATION TO ADDRESS FINANCIAL
CHALLENGES

Tesoro, International Wholesale Tile, and all subsidiaries
Continue Normal Operations

WESTPORT, CT—(MARKET WIRE)—September 7, 2007—IWT Tesoro Corporation (OTCBB:IWTT) today announced that to address the slowdown in its business and other financial challenges, Tesoro, and its subsidiaries, International Wholesale Tile, Inc. (IWT) and American Gres, Inc. (AGI), have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

Tesoro and each of its subsidiaries’ Board of Directors unanimously directed Tesoro, IWT and AGIto take this action after determining that a Chapter 11 reorganization is the best long-term interest of Tesoro and its subsidiaries, including IWT, their employees, customers, creditors, stockholders and other stakeholders.

Tesoro, IWT and AGI expect to continue normal business operations today and throughout the reorganization process. As part of the reorganization, Tesoro and IWT’s primary lender, Bank of America, has agreed to continue to provide financing to Tesoro and IWT.  The financing will include post-petition funds to acquire inventory, pay operating expenses and the costs of the Chapter 11 activities

“We believe this action is a responsible and necessary step to address our financial challenges and work to secure our future,” said Tesoro Chief Executive Officer Henry J. Boucher, Jr.  “Tesoro, IWT and all our subsidiaries are open for business as usual and will continue normal operations throughout the reorganization process, including employee wages and benefits, supplier payments, and other operating expenses during the reorganization process.   We hope that this act will preserve Tesoro’s and IWT’s value for our employees, customers, creditors and stockholders.  The Chapter 11 process allows us to continue normal operations while we restructure our debt and other obligations and to enhance performance.”

Tesoro’s, IWT’s, and AGI’s  Chapter 11 cases were filed today in U.S. Bankruptcy Court for the Southern District of New York.  They have filed a motion with the Court seeking interim relief that will ensure Tesoro, IWT and subsidiaries continued ability to conduct normal operations:  If such interim relief is granted by the Court, Tesoro and IWT will be authorized, among other things, to:

—Provide employee wages, savings plans, insurance plans and other similar programs and benefits without interruption;
—Continue their ordinary banking practices; and
—Continue shipping product to its customers.

About IWT Tesoro

IWT Tesoro Corporation is one of the few publicly traded tile distributors.  The Company is exclusively wholesale driven and does not compete with its customers by having dealer stores as part of its business model. Instead, the Company is a merchandising resource for its customers, maintaining the philosophy that it is its customers’ supplier, not their competition. This wholesale focus is at the core of IWT Tesoro Corporation’s long-term growth and market strategy. Tesoro’s primary operating subsidiary, International Wholesale Tile, distributes product throughout the US from warehouses Florida, Texas, California and Ohio.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company’s business and financing plans, its ability to comply with financial covenants in our loan agreements, regulatory environments in which the Company operates or plans to operate, and trends affecting the Company’s financial condition or results of operations, the impact of competition, the start up of certain operations, roll out of products and services and acquisition opportunities. When used herein, the words “believes,” “expects,” “plans,” “estimates” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  INFORMATION CONCERNING RISKS AND UNCERTAINTIES THAT COULD CAUSE DIFFERENCES BETWEEN ACTUAL RESULTS AND FORWARD-LOOKING STATEMENTS IS CONTAINED IN TESORO’S SECURITIES AND EXCHANGE COMMISSION FILINGS.  CAUTION SHOULD BE TAKEN NOT TO PLACE UNDUE RELIANCE ON TESORO’S FORWARD-LOOKING STATEMENTS, WHICH REPRESENT TESORO’S VIEWS ONLY AS OF THE DATE OF THIS PRESS RELEASE, AND WHICH TESORO HAS NO CURRENT INTENTION TO UPDATE.

CONTACTS:

Henry J. Boucher, Jr.
CEO
IWT Tesoro Corporation
Phone: 1-203- 221-2770
Email: hjb@iwttesoro.com